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                                                                   Exhibit 10(b)

                                POWER OF ATTORNEY

We, the undersigned directors and/or officers of The Lincoln National Life Insurance Company, hereby constitute and appoint Kelly D. Clevenger, Christine
S. Frederick, John L. Reizian, Robert L. Grubka, Brian A. Kroll and Frederick C. Tedeschi, individually, our true and lawful attorneys-in-fact, with full power to each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration Statements; including exhibits, or other documents filed on Forms S-6, N-6, N-3, or N-4 or any successors or amendments to these Forms, filed with the Securities and Exchange Commission, under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts , hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendments to said Registration Statements as follows:

VARIABLE LIFE INSURANCE SEPARATE ACCOUNTS:

Lincoln Life Flexible Premium Variable Life Account D: 033-00417

Lincoln Life Flexible Premium Variable Life Account F: 033-14692; 333-40745

Lincoln Life Flexible Premium Variable Life Account G: 033-22740

Lincoln Life Flexible Premium Variable Life Account J: 033-76434

Lincoln Life Flexible Premium Variable Life Account K: 033-76432

Lincoln Life Flexible Premium Variable Life Account M: 333-42479; 333-54338; 333-84370; 333-84360; 333-111137; 333-111128; 333-118478; 333-118477; 333-63940;
333-82663; 333-139960

Lincoln Life Flexible Premium Variable Life Account R: 333-33782; 333-90432; 333-115882; 333-125792; 333-125991; 333-43107

Lincoln Life Flexible Premium Variable Life Account S: 333-72875; 333-104719; 333-125790

Lincoln Life Flexible Premium Variable Life Account Y: 333-118482; 333-118481; 333-115883; 333-81882; 333-81884; 333-90438

VARIABLE ANNUITY SEPARATE ACCOUNTS:

Lincoln National Variable Annuity Fund A: 002-26342; 002-25618

Lincoln National Variable Annuity Account C: 033-25990; 333-50817; 333-68842; 333-112927

Lincoln National Variable Annuity Account E: 033-26032

Lincoln National Variable Annuity Account H: 033-27783; 333-18419; 333-35780; 333-35784; 333-61592; 333-63505; 333-135219

Lincoln National Variable Annuity Account L: 333-04999

Lincoln Life Variable Annuity Account N: 333-40937; 333-36316; 333-36304; 333-61554; 333-119165; 333-135039; 333-138190

Lincoln Life Variable Annuity Account Q: 333-43373

Lincoln Life Variable Annuity Account T: 333-32402; 333-73532

Lincoln Life Variable Annuity Account W: 333-52572; 333-52568; 333-64208

The execution of this document by the undersigned hereby revokes any and all Powers of Attorney previously executed by said individual for this specific purpose.

SIGNATURE                                  TITLE
---------                                  -----


/s/ Dennis R. Glass
----------------------------------------   President and Director
Dennis R. Glass                            (Principal Executive Officer)


/s/ Frederick J. Crawford
----------------------------------------   Chief Financial Officer and Director
Frederick J. Crawford                      (Principal Financial Officer)


/s/ Mark E. Konen
----------------------------------------   Senior Vice President and Director
Mark E. Konen

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/s/ Barbara S. Kowalczyk
----------------------------------------   Director
Barbara S. Kowalczyk


/s/ See Yeng Quek
----------------------------------------   Senior Vice President,
See Yeng Quek                              Chief Investment Officer and Director


/s/ Westley V. Thompson
----------------------------------------   Senior Vice President and Director
Westley V. Thompson

FOR DENNIS R. GLASS:

State of  Pennsylvania )
                       ) SS.
County of Philadelphia )

Sworn and subscribed before me this
28th day of March, 2007.


/s/ Sarah A. Hudson
----------------------------------------
Notary Public
My Commission Expires: December 12, 2009

FOR FREDERICK J. CRAWFORD:

State of  Pennsylvania )
                       ) SS.
County of Philadelphia )

Sworn and subscribed before me this
29th day of March, 2007.


/s/ Sara A. Hudson
----------------------------------------
Notary Public
My Commission Expires: December 12, 2009

FOR MARK E. KONEN:

State of  NC       )
                   ) SS.
County of Guilford )

Sworn and subscribed before me this
29 day of March, 2007.

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/s/ Debbie B. Marlow
----------------------------------------
Notary Public
My Commission Expires: 6-15-07

FOR BARBARA S. KOWALCZYK:

State of  Pennsylvania )
                       ) SS.
County of Philadelphia )

Sworn and subscribed before me this
27th day of March, 2007.


/s/ Sara A. Hudson
----------------------------------------
Notary Public
My Commission Expires: December 12, 2009

FOR SEE YENG QUEK:

State of PA            )
                       ) SS.
County of Philadelphia )

Sworn and subscribed before me this
26th day of March, 2007.


/s/ Joann Murphy
----------------------------------------
Notary Public
My Commission Expires: 10/31/09

FOR WESTLEY V. THOMPSON:

State of Connecticut )
                     ) SS.
County of Hartford   )

Sworn and subscribed before me this
26th day of March, 2007.


/s/ Barbara A. Tofield
----------------------------------------
Notary Public
My Commission Expires: 2/28/2008

Version dated: 3/29/2007